Virtus Short/Intermediate Bond Fund,

a series of Virtus Insight Trust

Supplement dated May 18, 2012 to the

Summary Prospectus and Statutory Prospectus dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS SHORT/INTERMEDIATE BOND FUND

At the Special Meeting of Shareholders held on May 15, 2012, shareholders of the Virtus Short/Intermediate Bond Fund (the “fund”) voted to replace the fund’s current subadviser with Newfleet Asset Management, LLC (“Newfleet”).

Effective May 18, 2012, Newfleet is the subadviser to the fund. Accordingly, the fund’s name has changed, and its principal investment strategies, risks and subadvisory fee structure have been modified. These and other changes to the fund’s current prospectuses are more fully described below and are effective as of May 18, 2012.

The fund’s name has changed to Virtus Low Duration Income Fund. All references throughout the fund’s summary prospectus and the summary section of the fund’s statutory prospectus are hereby revised accordingly.

The fund’s investment objective is hereby revised to read: “The fund’s investment objective is to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.”

The “Fees and Expenses” section in the fund’s summary prospectus and the summary section of the fund’s statutory prospectus is hereby revised to reflect that the maximum sales charge on Class A Shares is changed to 2.25%.

The Principal Investment Strategies described in the fund’s summary prospectus and in the summary section of the statutory prospectus are hereby replaced with the following:

The fund seeks current income with an emphasis on maintaining low volatility and overall short duration (within a range of 1-3 years) by investing primarily in higher quality, more liquid securities across 14 fixed income sectors. The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

> Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

> Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

> Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

> High-yield debt instruments, including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.

In order to reflect the appropriate risks associated with the investment strategies employed by the new subadviser, the disclosure entitled “Principal Risks” in the fund’s summary prospectus and the summary section of the statutory prospectus are hereby amended by adding the following:

•

Emerging Market Risk—The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

•

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk—The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

The subadviser and portfolio manager disclosure in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended to read:

The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.

>David L. Albrycht, CFA, Chief Investment Officer — Multi-Sector Fixed Income Strategies at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since May 2012.

>Benjamin Caron, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Caron has served as a manager of the fund since May 2012.

The Principal Investment Strategies described in the fund’s statutory prospectus on page 47 are hereby amended to read as follows:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. The fund’s average duration will range from one to three years. Principally, the fund invests in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;
•	Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), including short-term securities; and
•	High-yield debt instruments, including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income, while preserving capital. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 50 is hereby amended by adding an “X” in the following rows, thereby indicating that the named risk applies to the fund: “Emerging Market Investing” and “High Yield-High Risk Securities (Junk Bonds).”

The second paragraph and the table in the “Management of the Funds” section beginning on page 55 are hereby amended to state that VIA has appointed Newfleet Asset Management, LLC (“Newfleet”) as subadviser to the fund.

The following disclosure is hereby added under the heading “The Subadvisers” on page 56:

Newfleet, an affiliate of VIA, has locations at 100 Pearl Street, Hartford, CT 06103 and 909 Montgomery Street, San Francisco, CA 94133. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2011, Newfleet had approximately $8.1 billion in assets under management. Newfleet has been an investment adviser since 1989.

The row named “Virtus Short/Intermediate Bond Fund” in the table describing subadvisory fees payable to Harris is hereby removed and the following disclosure is added following the description of the subadvisory fee payable to HIM Monegy:

VIA pays Newfleet a subadvisory fee for the fund listed below at the following annual rate:

Virtus Low Duration Income Fund	50% of net investment management fee

The disclosure under “Harris” in the subsection “Portfolio Management” on page 57 is hereby revised by removing the row for Virtus Short/Intermediate Bond Fund. Additionally, the following subsection is added under “Portfolio Management:

Newfleet

Virtus Low Duration Income Fund	David L. Albrycht, CFA (since May 2012) Benjamin Caron, CFA (since May 2012)

David L. Albrycht, CFA, is Chief Investment Officer and Senior Portfolio Manager at Newfleet (since June 2011). Until June 2011, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisors, Inc (“Goodwin”). He is also the lead portfolio manager of several open-end and closed-end funds managed by Newfleet. Previously, Mr. Albrycht was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

Benjamin Caron, CFA, is Managing Director and Portfolio Manager at Newfleet (since June 2011). Prior to June 2011, Mr. Caron was on the fixed income team at Goodwin. Mr. Caron also is a portfolio manager of a closed-end fund managed by Newfleet, in addition to assisting the senior portfolio manager in the management of several open-end funds managed by Newfleet. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients.

The Additional Investment Techniques table on page 60 is hereby revised by adding new rows, each with an “x” indicating that the following risks apply to the fund:

•	Convertible Securities
•	Derivatives
•	Equity Securities

•	Illiquid and Restricted Securities
•	Loan Participations
•	Mutual Fund Investing
•	Repurchase Agreements
•	Short-Term Investments
•	Unrated Fixed Income Securities
•	When-Issued and Delayed Delivery Securities
•	Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The following disclosure is hereby added to the section “Additional Investment Techniques:”

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

Illiquid and Restricted Securities

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Mutual Fund Investing

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Repurchase Agreements

A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed-Delivery Securities

Certain securities may be purchased on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Investors should retain this supplement with the Prospectuses for future reference.

Virtus Short/Intermediate Bond Fund,

a series of Virtus Insight Trust

Supplement dated May 18, 2012 to the

Statement of Additional Information (“SAI”) dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS OF VIRTUS SHORT/INTERMEDIATE BOND FUND

At the Special Meeting of Shareholders held on May 15, 2012, shareholders of the Virtus Short/Intermediate Bond Fund (the “fund”) voted to replace the fund’s current subadviser with Newfleet Asset Management, LLC (“Newfleet”) and to revise the subadvisory fee structure.

Effective May 18, 2012, Newfleet is the subadviser to the fund. Accordingly, the fund’s name has changed and its principal investment strategies, risks and subadvisory fee structure have been modified.

The fund’s current SAI is amended as described below:

1.	The fund’s name has changed to Virtus Low Duration Income Fund. All references throughout the fund’s SAI are hereby revised accordingly.

2.	The first table under “Non-Public Portfolio Holdings Disclosure” on page 34 is hereby revised by adding the following row:

Subadviser	Newfleet Asset Management, LLC	Daily, with no delay

3.	In the section “The Subadviser” on page 37, the first sentence under “Harris Investment Management, Inc.” is hereby revised to include “Virtus Low Duration Income Fund” as a fund for which Harris does not serve as subadviser. Additionally, the row for “Short/Intermediate Bond Fund” in the table describing subadvisory fees payable to Harris is hereby removed.

4.	The following disclosure is hereby added under “The Subadvisers:”

Newfleet Asset Management, LLC (“Newfleet”)

Newfleet, an affiliate of VIA, is the subadviser to Low Duration Income Fund. The Subadvisory Agreement provides that VIA will delegate to Newfleet the performance of certain of its investment management services under the Investment Advisory Agreement. Newfleet will furnish at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of Newfleet’s performance.

Newfleet is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and has locations at 100 Pearl Street, Hartford, CT 06103 and 909 Montgomery Street, San Francisco, California 94133. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2011, Newfleet had approximately $8.1 billion in assets under management.

For its services as Subadviser, VIA pays Newfleet a fee at the rate of 50% of the net advisory fee.

5.	The disclosure under “Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreements” on page 38 is revised and replaced with the following: “With respect to Virtus Low Duration Income Fund, the basis for the Board of Trustees approving the subadvisory agreement with Newfleet is expected to be available in the fund’s semiannual report covering the period January 1, 2012 through June 30, 2012. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and all other subadvisory agreements is available in the fund’s 2011 annual report.”

Investors should retain this supplement with the SAI for future reference.

VIT 8003B/LDIF Name/SA/StratChanges (2/12)